UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-21834

YORK ENHANCED STRATEGIES FUND, LLC
(Exact name of registrant as specified in charter)

767 Fifth Avenue, 17TH Floor New York, New York			10153
(Address of principal executive offices)			(Zip code)

The Corporation Trust Company 1209 Orange Street Wilmington, Delaware 19801
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(212) 300-1300

David M. Mahle Jones Day 222 East 41ST Street New York, New York 10017

Date of fiscal year end:	December 31, 2009

Date of reporting period:	December 31, 2009

ITEM 1.  REPORTS TO STOCKHOLDERS.

YORK ENHANCED STRATEGIES FUND, LLC

Annual Report
December 31, 2009

YORK ENHANCED STRATEGIES FUND, LLC

Annual Report

December 31, 2009

September 14, 2010

Re: York Enhanced Strategies Fund, LLC — 2009

Dear Investor:

The Fund had a net return of 34.89% in the first half and 30.60% in the second half, resulting in a net return for 2009 of 76.16%.

The markets were choppy throughout 2009. The year began with deteriorating economic data and ambiguity around the U.S. government's bailout plans for the banking system. There were widespread concerns of a potential nationalization program which led to large declines in the equity markets. In March, mildly encouraging economic news and major policy initiatives from the Obama administration allowed the equity and credit markets to stabilize. However, this rally in the equity markets stalled at the end of the first half of the year amid growing concern that stocks had fully priced in an economic recovery and did not properly reflect uncertainty about unemployment numbers and the health of corporate profits. The second half of the year saw the markets resume their rally following a growing consensus that the economy had bottomed. There continued to be signs of stability in the housing sector and an improving credit environment provided a boost to the markets. Expectations of a global economic recovery moved the markets higher in September, enabling the S&P 500 Index to post a 15% gain in the third quarter, the index's best quarterly performance in over 10 years. The year ended with the markets overlooking double-digit unemployment and widening deterioration in the commercial real estate sector, offering significant gains in November and December.

The Fund saw healthy gains across the board in 2009. The largest positive contributor was our investment in Kabel Deutscheland, a German cable operator. We own the holdco PIK notes that dipped down in price at the height of the credit crisis. Operating results remained solid throughout and the securities rallied as the market recognized the stability of the business. Also, a covenant amendment in February and positive comments on growth from the CEO in March led to further price appreciation. Our long-term investment in AboveNet, a provider of optical networking services rallied in anticipation, and ultimate release, of the company's plans to provide certain missing financial statements. Additionally, Abovenet announced that it became authorized for listing on the New York Stock Exchange which commenced on May 12th. Select Medical, a long-term acute care service provider, reported strong quarterly results throughout the year and amended their credit agreement, extending the majority of their loans to 2014 from 2012. HCA, the largest for-profit hospital company in the U.S., generated positive returns as investors were drawn to this defensive, asset rich, high quality company. We have owned the short dated unsecured bonds which mature prior to any significant debt and will be paid off with the free cash flow generated from the business. Our bank debt position in Choice One Communications, a CLEC, also outperformed after stable first quarter results. Additionally, in the second quarter, they amended their credit facility to allow for the incurrence of 1st lien pari passu notes. We took advantage of this move and sold into strength. Elsewhere, in corporate credits, the Fund's bank debt position in Univision appreciated after the broadcaster's successful completion of a $540 million refinancing of its 7.85% notes due in 2011, greatly increasing the company's financial flexibility. Leslie's Poolmart also added to gains as the company reported strong numbers and its bonds, which had not traded in many months, changed hands at new, higher levels.

Offsetting these gains, the Fund saw losses in Fox & Hound as we marked down our position in this U.S. bar and restaurant chain at the end of July. We adjusted the mark after the company violated bank covenants. The credit was not very levered (3.8x at par and 3.6x at our mark), but our position was highly illiquid. Additionally, Precision Partners bank debt fell as the company missed its 4Q'08 projections and violated covenants in the First Lien Credit Agreement. The forbearance agreement with lenders expired at the beginning of January, and a financial restructuring appeared likely. Lastly, a few less liquid positions traded down as they continued to find clearing levels.

After the large beta move in the credit markets in 2009, we are focused on hard catalyst event-driven situations including corporate acquisitions, reorganizations and liquidations. As of July 31, 2010, a significant portion of the profits generated by the Fund have come from credits involved in restructurings including General Motors, Chrysler Financial Services and CIT Group.

On an organizational note, Jeanne Manischewitz has joined Jamie Dinan and Dan Schwartz on the York Enhanced Strategies Fund Investment Committee. Jeanne has been with York Capital since 2005 and is a Managing Director of the firm.

As always, we welcome your questions and comments.

Sincerely,

James G. Dinan	Daniel A. Schwartz	Jeanne M. Manischewitz

YORK ENHANCED STRATEGIES FUND, LLC

December 31, 2009

Total Investments by Sector:

The following table represents the Company's holdings by sector at December 31, 2009 as a percentage of net assets:

Financials	50.6%
Consumer Cyclical	45.2
Industrial	20.7
Communications	14.7
Health Care	13.7
Telecommunication Services	11.7
Information Technology	7.0
Consumer Non-Cyclical	3.3
Energy	1.2
Materials	0.6
168.7%

The following table represents the Company's short position by sector at December 31, 2009 as a percentage of net assets:

Consumer Cyclical	(1.3)%

This letter is intended to assist shareholders in understanding how the Company performed during the year ended December 31, 2009. The views and opinions in this letter were current as of September 14, 2010. They are not guarantees of future performance or investment results and do not purport to be complete, and therefore should not be taken as investment advice.

Performance data quoted represents past performance, which is not a guarantee of future results. Future performance may be lower or higher than the figures shown. Performance assumes that all dividends and distributions, if any, were reinvested. Investment return and principal value will fluctuate so that common shares, when redeemed, may be worth more or less than their original cost. Total returns do not reflect the deduction of taxes that a shareholder would pay on distributions of Company common shares.

The accompanying notes are an integral part of the financial statements.

YORK ENHANCED STRATEGIES FUND, LLC

Portfolio of Investments

December 31, 2009

Par Value		Description	Value	Percentage of Net Assets
		CORPORATE BONDS #
		COMMUNICATIONS
	$3,000,000	Hughes Networks Systems, 9.50%, due 4/15/14	$3,075,000
		Intelsat Corporation,
	5,000,000	9.25%, due 8/15/14	5,128,125
	5,000,000	9.25%, due 6/15/16	5,164,500
	4,635,000	9.50%, due 6/15/16	4,976,831
	3,000,000	Subsidiary Holdings Co. Ltd., 8.50%, due 1/15/13	3,058,125
		TOTAL COMMUNICATIONS	21,402,581	9.1%
		CONSUMER CYCLICAL
	1,000,000	Adelphia Communications Corp., 0.00%, expired maturity *+ Escrow	—
	3,500,000	Baker & Taylor, Inc., 11.50%, due 7/1/13 ##	1,785,000
	4,322,000	CW Media Holdings, Inc., 13.50%, due 8/15/15 (PIK) ##	4,920,721
		Ford Motor Credit Co.,
	700,000	6.00%, due 1/20/15	623,000
	366,000	6.52%, due 3/10/13	346,785
	1,096,000	7.50%, due 8/1/12	1,101,480
	500,000	7.90%, due 5/18/15	470,000
		Harrah's Operating Co., Inc.,
	1,000,000	5.75%, due 10/1/17	535,000
	2,000,000	6.50%, due 6/1/16	1,150,000
	2,000,000	10.00%, due 12/15/18 ##	1,590,000
		Interpublic Group of Cos.,
	4,159,000	2.25%, due 11/15/10 **	4,065,422
	600,000	6.25%, due 11/15/14	573,000
	3,300,000	Lear Corp., 5.75%, due 8/1/14 + Escrow	161,040
	10,500,000	Leslie's Poolmart, 7.75%, due 2/1/13	10,447,500
		Nielsen Finance LLC,
EUR	4,000,000	9.00%, due 8/1/14	5,583,825
	$4,000,000	11.625%, due 2/1/14	4,440,000
	2,000,000	12.50%, due 8/1/16 ++	1,810,000
		TOTAL CONSUMER CYCLICAL	39,602,773	16.9
		ENERGY
		Enron Corp., *+
	2,500,000	0.00% due 2/7/21	1,750
JPY	500,000,000	0.97%, expired maturity	—
EUR	10,000,000	4.375%, expired maturity	—
	$2,500,000	6.31%, expired maturity ##	1,000
	1,000,000	7.375%, expired maturity ##	—
	8,500,000	8.25%, expired maturity ##	—
	2,500,000	8.31%, expired maturity ##	—
GBP	1,500,000	8.75%, expired maturity	—
		TOTAL ENERGY	2,750	—	^

The accompanying notes are an integral part of the financial statements.

YORK ENHANCED STRATEGIES FUND, LLC

Portfolio of Investments (Continued)

December 31, 2009

Par Value		Description	Value	Percentage of Net Assets
		FINANCIALS
		CIT Group, Inc.,
	$564,847	7.00%, due 5/1/13	$528,132
	1,847,270	7.00%, due 5/1/14	1,690,252
	847,270	7.00%, due 5/1/15	754,070
	1,412,118	7.00%, due 5/1/16	1,228,543
	1,976,965	7.00%, due 5/1/17	1,705,132
		CIT Group Funding Co. of Delaware LLC,
	1,122,011	10.25%, due 5/1/13	1,144,451
	1,683,016	10.25%, due 5/1/14	1,708,261
	1,683,016	10.25%, due 5/1/15	1,699,846
	3,805,027	10.25%, due 5/1/16	3,833,565
	3,927,038	10.25%, due 5/1/17	3,946,673
	10,000,000	Crum & Forster Holding Corp., 7.75%, due 5/1/17	9,575,000
		Fortis Bank SA, **
EUR	4,000,000	2.015%, Perpetual Maturity	2,501,983
	5,500,000	2.712%, Perpetual Maturity	4,242,533
		Glitnir Banki HF, *+
CHF	795,000	0.00%, expired maturity	156,421
EUR	50,000	0.00%, due 1/27/10	15,391
	$183,000	0.00%, due 1/18/12	40,943
	5,000,000	4.75%, due 10/15/10 ##	1,114,000
	5,000,000	6.375%, due 9/25/12 ##	1,118,667
		GMAC LLC,
	231,000	6.00%, due 4/1/11	224,647
	5,063,000	6.00%, due 4/1/11 ##	4,961,740
	57,000	6.00%, due 12/15/11	55,432
	100,000	6.00%, due 12/15/11 ##	97,500
	255,000	6.85%, due 7/15/16 ++	198,900
	460,000	6.875%, due 9/15/11	453,100
	723,000	6.875%, due 8/28/12	701,310
	200,000	7.00%, due 11/15/24	135,600
	488,000	7.25%, due 3/2/11	483,120
	155,000	7.375%, due 11/15/16	128,643
	218,000	7.50%, due 11/15/16	181,485
	500,000	7.75%, due 1/19/10	500,000
	976,000	7.75%, due 1/19/10 ##	976,000
	6,000,000	HUB International Holdings, Inc., 10.25%, due 6/15/15 ##	5,520,000
JPY	800,000,000	J-WBS Funding KK, 6.36%, due 11/15/19 **	8,407,185
		Kaupthing Bank, +*
EUR	117,000	0.00%, expired maturity	40,120
	69,000	0.00%, expired maturity	23,792
	$425,000	0.00%, expired maturity	102,637
	196,000	0.00%, due 01/15/10 ##**	48,020
EUR	163,000	0.00%, due 5/25/10	55,841
	$100,000	0.00%, due 7/25/11	24,250
EUR	200,000	0.00%, due 08/17/12 **	68,581
	100,000	0.00%, due 5/13/13 **	34,004
CHF	10,000	3.00%, due 2/12/10	2,173
	$26,000	5.50%, expired maturity	6,110

The accompanying notes are an integral part of the financial statements.

YORK ENHANCED STRATEGIES FUND, LLC

Portfolio of Investments (Continued)

December 31, 2009

Par Value		Description	Value	Percentage of Net Assets
		Meridian Funding Co. LLC,
	$1,000,000	0.479%, due 1/21/14	$625,000
	3,000,000	1.73188%, due 10/15/16	2,220,000
		Residential Capital LLC,
	14,000	7.875%, due 6/30/10 ++	10,976
	4,022,000	8.50%, due 5/15/10	3,901,340
	5,420,000	Symetra Financial Corp., 8.30%, due 10/15/37 **##	3,956,600
		Washington Mutual Bank, +*
	2,500,000	0.00%, expired maturity	970,833
	9,352,000	0.00%, due 6/16/10	3,538,173
	7,500,000	0.00%, due 2/4/11	2,835,937
		TOTAL FINANCIALS	78,492,912	33.4%
		HEALTH CARE
		HCA, Inc.,
	7,000,000	6.95%, due 5/1/12	7,087,500
	4,000,000	7.875%, due 2/1/11	4,120,000
	3,000,000	8.50%, due 4/15/19 ##	3,225,000
	7,500,000	Select Medical Corp., 7.625%, due 2/1/15	7,275,000
		TOTAL HEALTH CARE	21,707,500	9.3
		INDUSTRIAL
		Clear Channel Worldwide Holdings, Inc., ##
	1,000,000	9.25%, due 12/15/17	1,020,000
	4,000,000	9.25%, due 12/15/17	4,140,000
		Delta Airlines, Inc., *+
	11,250,000	7.90%, expired maturity	148,500
	1,000,000	8.30%, expired maturity	10,200
	3,000,000	Edgen Murray Corp., 12.25%, due 1/15/15 ##	2,940,000
	3,000,000	Navistar International Corp., 3.00% due 10/15/14	3,105,000
		TOTAL INDUSTRIAL	11,363,700	4.8
		MATERIALS
	3,000,000	Neenah Foundry Co., 9.50%, due 1/1/17 +	1,530,000	0.6
		TELECOMMUNICATION SERVICES
	3,422,883	CCH II LLC / CCH II Capital Corp., 13.50% due 11/30/16	4,021,888
	769,000	CCO Holdings LLC / CCO Holdings Capital Corp., 8.75%, due 11/15/13	784,380
		Clearwire Communications LLC/Clearwire Finance Inc., ##
	1,000,000	12.00%, due 12/1/15	1,012,500
	3,000,000	12.00%, due 12/1/15	3,037,500
EUR	3,000,000	Hellas Telecommunications Luxembourg III, 8.50%, due 10/15/13	3,114,056
	6,000,000	Hellas Telecommunications Luxembourg V, 4.684%, due 10/15/12 **	7,173,067
		TOTAL TELECOMMUNICATION SERVICES	19,143,391	8.2
		TOTAL CORPORATE BONDS (COST — $183,893,222)	193,245,607	82.3

The accompanying notes are an integral part of the financial statements.

YORK ENHANCED STRATEGIES FUND, LLC

Portfolio of Investments (Continued)

December 31, 2009

Par Value		Description	Value	Percentage of Net Assets
		ASSET BACKED BONDS #
		FINANCIALS
	$8,500,000	Countrywide 2007-SEA1 2A1, 0.52125%, due 5/25/47 **##	$2,809,892
		Luminent Mortgage Trust,
	22	2006-4 P, 0.00%, due 5/25/46	—
	110,000,000	2006-4 X, 2.83%, due 5/25/46 **	1,732,606
		TOTAL FINANCIALS	4,542,498	1.9%
		TOTAL ASSET BACKED BONDS (COST — $6,145,707)	4,542,498	1.9
		BANK DEBT AND TRADE CLAIMS #
		COMMUNICATIONS
EUR	10,151,000	Kabel Deutschland, EURIBOR plus 7.00%, due 11/12/14 (PIK)	13,225,662	5.6
		CONSUMER CYCLICAL
	$2,501,689	Baby Phat, 1st Lien Term Loan A, USDLIBOR plus 5.75%, due 7/18/11	1,826,233
		Chrysler Financial Services Americas LLC,
	21,000,000	1st Lien Revolver, USDLIBOR plus 4.00%, due 8/3/12	20,370,000
	9,977,157	1st Lien Term Loan, USDLIBOR plus 4.00%, due 8/3/12	9,727,728
	3,000,000	Claire's Stores, Inc., Term Loan B, USDLIBOR plus 2.75%, due 5/29/14	2,430,000
		Coach America,
	761,987	Letter of Credit, 0.49688%, due 4/20/14	674,358
	3,602,982	Term Loan B, USDLIBOR plus 2.75%, due 4/20/14	3,170,624
	13,478,982	Fox & Hound Restaurant Group, 2nd Lien Term Loan B, USDLIBOR plus 13.50%, due 5/12/11	6,739,491
	3,000,000	Harrah's Operating Co., Term Loan B4, USDLIBOR plus 7.50%, due 10/31/16	2,985,000
		Laureate Education, Inc.,
	635,747	Delayed Draw Term Loan, USDLIBOR plus 3.25%, due 8/15/14	568,993
	4,247,566	Term Loan, USDLIBOR plus 3.25%, due 8/15/14	3,801,572
		Lear Corp.,
	1,000,000	Revolver Tranche A, USDLIBOR plus 1.00%, due 3/23/10 Escrow	30,500
	1,000,000	Revolver Tranche B, USDLIBOR plus 1.00%, due 3/23/10 Escrow	30,500
	1,700,000	Term Loan, USDLIBOR plus 1.75%, due 4/25/12 Escrow	51,850
	5,000,000	Michael's Stores, Inc., Term Loan B-2, USDLIBOR plus 4.50%, due 7/31/16	4,625,000
		TOTAL CONSUMER CYCLICAL	57,031,849	24.3
		CONSUMER NON-CYCLICAL
	6,455,445	U.S. Foodservice, Inc., Term Loan, USDLIBOR plus 2.50%, due 7/3/14	5,616,237	2.4

The accompanying notes are an integral part of the financial statements.

YORK ENHANCED STRATEGIES FUND, LLC

Portfolio of Investments (Continued)

December 31, 2009

Par Value	Description	Value	Percentage of Net Assets
	ENERGY
	Enron Corp., *+
$10,000,000	Trade Claim 13923	$—
11,016,146	Trade Claim 9314	—
6,000,000	Trade Claim 11342 and 11141	—
4,000,000	Trade Claim 99004	—
1,616,742	Trade Claim 99092	1,455
383,258	Trade Claim 99093	345
25,000,000	Trade Claim 99191	25,000
3,588,613	Texas Competitive Electric Holdings Co., USDLIBOR plus 3.00%, due 10/10/14	2,888,834
	TOTAL ENERGY	2,915,634	1.2%
	FINANCIALS
528,144	2-10 Home Buyers Warranty, 1st Lien Term Loan, 25.00%, due 7/29/13 *	528,144
8,000,000	Blackstone UTP Capital, Term Loan, 7.75%, due 11/6/14	7,920,000
3,000,000	CIT Group Inc., Term Loan, USDLIBOR plus 7.50%, 1/20/12	3,067,500
	First Data Corp.,
7,461,832	2nd Lien Term Loan B-1, USDLIBOR plus 2.75%, due 9/24/14	6,641,030
2,487,277	2nd Lien Term Loan B-2, USDLIBOR plus 2.75%, due 9/24/14	2,201,240
5,000,000	Realogy Corp, 2nd Lien Term Loan B, 13.50%, due 9/24/14	5,350,000
	TOTAL FINANCIALS	25,707,914	11.0
	HEALTH CARE
	Warner Chilcott Corp.,
1,500,000	Additional Term Loan, USDLIBOR plus 3.50%, due 4/30/15	1,500,000
3,389,831	Term Loan A-3, USDLIBOR plus 3.25%, 10/30/14	3,389,831
1,694,915	Term Loan B-1, USDLIBOR plus 3.50%, due 4/30/15	1,694,915
3,728,813	Term Loan B-2, USDLIBOR plus 3.50%, due 4/30/15	3,728,813
	TOTAL HEALTH CARE	10,313,559	4.4
	INDUSTRIAL
	A.T.U. Auto-Teile Unger Handels GMBH & Co. KG, Weiden,
1,168,008	Term Loan A, EURIBOR plus 2.25%, due 6/29/11	1,137,161
1,655,061	Term Loan B, EURIBOR plus 2.625%, due 6/29/12	1,611,351
1,180,061	Term Loan C, EURIBOR plus 3.125%, due 6/29/13	1,148,896
2,000,000	Chemtura Prepetition Revolver, PRIME plus 2.60%, due 7/1/10 +	1,960,000
	Lyondell Basell Industries,
204,160	Dutch Revolver, USDLIBOR plus 3.50%, due 12/20/13	152,099
469,340	Dutch Term Loan Tranche A, USDLIBOR plus 3.50%, due 12/20/13	349,658
586,125	German Term Loan B-1, USDLIBOR plus 3.75%, due 12/20/13	436,663
586,125	German Term Loan B-2, USDLIBOR plus 3.75%, due 12/20/14	436,663

The accompanying notes are an integral part of the financial statements.

YORK ENHANCED STRATEGIES FUND, LLC

Portfolio of Investments (Continued)

December 31, 2009

Par Value	Description	Value	Percentage of Net Assets
$586,125	German Term Loan B-3, USDLIBOR plus 3.75%, due 12/20/14	$436,663
4,000,000	Roll-up DIP Term Loan, USDLIBOR plus 3.69%, due 6/3/10	4,154,000
765,601	U.S. Revolver, USDLIBOR plus 3.50%, due 12/20/13	570,373
1,458,687	U.S. Term Loan Tranche A, USDLIBOR plus 3.50%, due 12/20/13	1,086,722
2,543,360	U.S. Term Loan Tranche B-1, PRIME plus 3.75%, due 12/20/14	1,894,803
2,543,360	U.S. Term Loan Tranche B-2, PRIME plus 3.75%, due 12/20/14	1,894,803
2,543,360	U.S. Term Loan Tranche B-3, PRIME plus 3.75%, due 12/20/14	1,894,803
11,212,122	Precision Partners Holding Co., Term Loan B, PRIME plus 5.50%, due 10/26/13	6,727,272
	Tronox, Inc.,
2,364,706	Term Loan B1 (DIP), USDLIBOR plus 6.00%, 6/23/10	2,376,530
635,294	Term Loan B2 (DIP), USDLIBOR plus 6.00%, 6/23/10	638,470
2,650,440	Wastequip, Inc., Term Loan, 12.50%, due 2/15/15	397,566
	TOTAL INDUSTRIAL	29,304,496	12.5%
	INFORMATION TECHNOLOGY
	NPC Group Inc.,
8,500,000	2nd Lien Term Loan, USDLIBOR plus 8.75%, due 9/29/14	7,650,000
3,189,745	Term Loan B, USDLIBOR plus 5.00%, due 9/29/13	3,054,181
	TOTAL INFORMATION TECHNOLOGY	10,704,181	4.6
	TELECOMMUNICATION SERVICES
2,310,000	H3C Holdings Ltd., 1st Lien Term Loan B, USDLIBOR plus 3.00%, due 9/28/12	2,252,250
6,880,000	Univision Communication, Initial Term Loan, USDLIBOR plus 2.25%, due 9/29/14	5,951,200
	TOTAL TELECOMMUNICATION SERVICES	8,203,450	3.5
	TOTAL BANK DEBT AND TRADE CLAIMS (COST — $171,665,882)	163,022,982	69.5
Number of Shares
	COMMON STOCKS AND WARRANTS
	CONSUMER CYCLICAL
1,001,485	Adelphia Recovery Trust Series ACC-1 INT *	32,048
75,693	Dollarama, Inc. *	1,609,035
25,000	Gategroup Holding AG *	844,962
39,604	Lear Corp. *	2,678,814
16,902	Lear Corp. (Warrants) *	1,143,251
	TOTAL CONSUMER CYCLICAL	6,308,110	2.7
	CONSUMER NON-CYCLICAL
1,000,000	Shanks Group PLC	2,156,359	0.9

The accompanying notes are an integral part of the financial statements.

YORK ENHANCED STRATEGIES FUND, LLC

Portfolio of Investments (Continued)

December 31, 2009

Number of Shares	Description	Value	Percentage of Net Assets
	FINANCIALS
176,741	Conseco, Inc. *	$883,705
424,166	United Insurance Holdings Corp.	1,611,831
60,494	United Insurance Holdings Corp. (Warrants) *#	42,346
	TOTAL FINANCIALS	2,537,882	1.1%
	INDUSTRIAL
80,000	Burlington Northern Santa Fe Corp.	7,889,600	3.4
	INFORMATION TECHNOLOGY
70,800	Affiliated Computer Services, Inc. (Class A) *	4,226,052	1.8
	TOTAL COMMON STOCKS AND WARRANTS (COST — $22,757,817)	23,118,003	9.9
	PREFERRED STOCKS
	CONSUMER CYCLICAL
17,334	Lear Corp.	1,172,472	0.5
	ENERGY
300,000	Enron Corp., 7.00% *#+	—	—	^
	FINANCIALS
	General Motors Liquidation Co., #
400,000	1.50%, 6/1/49, Ser. D	2,230,000
25,000	5.25%, 3/06/32, Ser. B	138,000
375,000	6.25%, 7/15/33, Ser. C	2,077,500
646	GMAC, Inc., 7.00%, 12/31/11	423,130
	TOTAL FINANCIALS	4,868,630	2.1
	TOTAL PREFERRED STOCKS (COST — $5,644,352)	6,041,102	2.6
	PRIVATES #
	CONSUMER CYCLICAL
12,812,768	Investment in Cerberus CG Investor, LLC * (Memebership units)	1,921,915	0.8
	FINANCIALS
42,336	Arias Holdings, LLC, Class A Shares	1,494,037
36,562,500	Investment in Cerberus FIM Investors LLC * (Membership units)	1,170,000
	TOTAL FINANCIALS	2,664,037	1.1
	INFORMATION TECHNOLOGY
13	Shared Techologies, Inc., Shares	1,334,510	0.6
	TOTAL PRIVATES (COST — $31,544,436)	5,920,462	2.5
	TOTAL INVESTMENTS BEFORE SECURITY SOLD SHORT (COST — $421,651,416)	395,890,654	168.7

The accompanying notes are an integral part of the financial statements.

YORK ENHANCED STRATEGIES FUND, LLC

Portfolio of Investments (Continued)

December 31, 2009

Number of Shares	Description	Value	Percentage of Net Assets
	SECURITY SOLD SHORT @
	COMMON STOCK
	CONSUMER CYCLICAL
(349,400)	Xerox Corp.	$(2,955,924)	(1.3)%
	TOTAL COMMON STOCK (PROCEEDS — $2,749,113)
	TOTAL INVESTMENTS, NET OF SECURITY SOLD SHORT	392,934,730	167.4
	OTHER LIABILITIES IN EXCESS OF OTHER ASSETS	(158,200,688)	(67.4)
	NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS	$234,734,042	100.0%

Notes to Portfolio of Investments:

*  Non-income producing security.

**  Reflects rate at December 31, 2009 on variable rate instruments.

#  Securities are valued at fair value per policies adopted by the Board of Directors. At December 31, 2009, $371,600,179 of securities were fair valued, representing 158.3% of net assets applicable to common shareholders.

##  Security is issued under Rule 144A and may be subject to certain restrictions as to resale. Unless otherwise noted, security is deemed liquid.

+  Issuer in default. At December 31, 2009, securities with a value of $14,035,183 were in default, representing 6.0% of net assets applicable to common shareholders.

++  Step Bond — Coupon rate increases in increments to maturity. Rate disclosed is as of December 31, 2009. Maturity date disclosed is the ultimate maturity date.

^  Less than 0.1%

@  Cash collateral in the amount of $4,238,246 has been pledged to cover the Company's open short positions.

DIP — Debtor-in-possession
EURIBOR — Euro Interbank Offered Rate (Denominated in Euro currency)
PIK — Payment-in-kind security. Income may be paid in cash or additional notes, at the discretion of the issuer.
PRIME — Base rate U.S. banks charge for commercial loans.
USDLIBOR — London InterBank Offered Rate (Denominated in USD currency)

Currency Type Abbreviations:

CHF  Swiss Franc

EUR  Euro

GBP  British Pound

JPY  Japanese Yen

Unfunded Loan Commitments

As of December 31, 2009, the Company had the following unfunded loan commitment of $672,640 which could be extended at the option of the borrower:

Borrower	Unfunded Loan Commitments	Cost	Fair Value
Chemtura Prepetition Revolver	$672,640	$—	$(13,453)

At December 31, 2009 the Company had sufficient cash and/or liquid securities to cover the commitment under this contract.

The accompanying notes are an integral part of the financial statements.

YORK ENHANCED STRATEGIES FUND, LLC

Portfolio of Investments (continued)

December 31, 2009

FORWARD FOREIGN CURRENCY CONTRACTS

York Enhanced Strategies Fund, LLC had the following open forward foreign currency contracts as of December 31, 2009:

	Contracts to Deliver	In Exchange For		Settlement Date	Unrealized Appreciation/ (Depreciation)
British Pound	1,358,100	USD	2,187,899	3/17/10	$(4,191)
Canadian Dollar	4,501,000	USD	4,274,667	3/17/10	(18,763)
Euro	25,760,000	USD	37,730,105	3/17/10	775,359
Japanese Yen	771,280,000	USD	8,708,386	3/17/10	420,157
Swiss Franc	990,000	USD	959,767	3/17/10	1,605
United States Dollar	2,640,581	CAD	2,762,000	3/17/10	(5,954)
United States Dollar	268,606	CHF	277,000	3/17/10	(514)
United States Dollar	787,750	EUR	550,000	3/17/10	1,268
					$1,168,967

Currency Type Abbreviations:

CAD — Canadian Dollar

CHF — Swiss Franc

EUR — Euro

USD — United States Dollar

The accompanying notes are an integral part of the financial statements.

YORK ENHANCED STRATEGIES FUND, LLC

Statement of Assets and Liabilities

December 31, 2009

Assets
Investments — at value (cost $421,651,416)	$395,890,654
Cash at bank	63,366,341
Cash collateral	4,238,246
Cash due from broker	3,205,260
Receivable for investments sold	28,822,038
Interest and dividends receivable	4,141,778
Debt issuance costs, net of accumulated amortization of $2,995,987	2,811,987
Preferred shares offering costs, net of accumulated amortization of $1,404,061	1,317,590
Unrealized appreciation on forward foreign currency contracts	1,212,253
Other assets	207,915
505,214,062
Liabilities
Series A-1 Preferred Stock, $1,000 liquidation value per share applicable to 108,999 outstanding shares (108,999 shares authorized)	108,999,000
Senior revolving notes payable	77,000,000
Series A-2 Preferred Stock, $1,000 liquidation value per share applicable to 1 outstanding share (1 share authorized)	1,000
Payable for investments purchased	76,320,978
Payable for security sold short (proceeds of $2,749,113)	2,955,924
Income distributions payable on common shares	2,568,721
Management fees payable	1,880,007
Professional fees payable	499,859
Unrealized depreciation on forward foreign currency contracts	43,286
Interest payable on senior revolving notes	31,374
Dividends payable on term preferred shares	26,820
Commitment fees payable	19,200
Fair value of unfunded loan commitments (cost $0)	13,453
Accrued expenses and other payables	120,398
270,480,020
Net assets applicable to common shareholders	$234,734,042
Net asset value per common share ($234,734,042/331,919 common shares outstanding)	$707.20
Composition of net assets applicable to common shareholders
Common stock, $0.01 par value	$3,319
Paid-in capital	301,559,044
Distributions in excess of net investment income	(7,453,219)
Accumulated net realized gain (loss)	(34,608,004)
Unrealized appreciation/(depreciation) on:
Investments and unfunded loan commitments	(25,981,026)
Forward foreign currency contracts and translations	1,213,928
Net assets applicable to common shareholders	$234,734,042

The accompanying notes are an integral part of the financial statements.

YORK ENHANCED STRATEGIES FUND, LLC

Statement of Operations

For the Year ended December 31, 2009

Investment income
Interest	$28,017,860
Dividends (net of foreign withholding taxes of $26,871)	134,874
Total income	28,152,734
Expenses
Management fee (Note 3)	3,191,313
Amortization of debt issuance costs (Note 2)	725,354
Legal fees	582,308
Audit fees	437,915
Commitment fees (senior debt) (Note 1)	355,957
Amortization of offering costs (preferred shares) (Note 2)	339,873
Insurance expense	331,545
Directors' fees and expenses (Note 3)	247,963
Administration and transfer agent fees	224,578
Custodian fees	113,266
Other expenses	487,657
Expenses before interest expense and dividend distributions to term preferred shareholders	7,037,729
Interest expense (Note 1)	598,310
Dividend distributions to term preferred shareholders from net investment income	1,316,370
Total expenses	8,952,409
Net investment income	19,200,325
Realized and unrealized gain (loss) on investments, unfunded loan commitments, foreign currency transactions and forward foreign currency contracts and translations:
Net realized gain (loss) on:
Investments, including the results of foreign currency exchanges	(16,188,387)
Options written transactions	(12,605)
Short sale transactions	(624,119)
Foreign currency transactions	(649,046)
Net realized loss	(17,474,157)
Net change in unrealized appreciation (depreciation) of:
Investments, including the results of foreign currency exchanges and unfunded loan commitments	102,422,641
Short sales	684,687
Forward foreign currency contracts and translations	1,129,197
Net change in unrealized appreciation	104,236,525
Net realized and unrealized gain on investments, unfunded loan commitments, foreign currency transactions and forward foreign currency contracts and translations	86,762,368
Net increase in net assets applicable to common shareholders resulting from operations	$105,962,693

The accompanying notes are an integral part of the financial statements.

YORK ENHANCED STRATEGIES FUND, LLC

Statements of Changes in Net Assets

	Year ended December 31,
	2009	2008
Increase (decrease) in net assets from operations:
Net investment income	$19,200,325	$36,127,677
Net realized loss	(17,474,157)	(29,721,475)
Net change in unrealized appreciation (depreciation)	104,236,525	(122,877,303)
Net increase (decrease) in net assets applicable to common shareholders resulting from operations	105,962,693	(116,471,101)
Distributions to common shareholders from:
Net investment income	(591,679)	(31,726,810)
Net realized gains	—	(2,972,401)
Return of capital	(10,679,162)	—
Total distributions	(11,270,841)	(34,699,211)
Net increase (decrease) in net assets applicable to common shareholders	94,691,852	(151,170,312)
Net assets applicable to common shareholders — Beginning of year	140,042,190	291,212,502
Net assets applicable to common shareholders — End of year (including Distributions in excess of net investment income of ($7,453,219) and ($10,435,211), respectively)	$234,734,042	$140,042,190

The accompanying notes are an integral part of the financial statements.

YORK ENHANCED STRATEGIES FUND, LLC

Statement of Cash Flows
For the Year ended December 31, 2009

Cash flows from operating activities:
Net increase in net assets applicable to common shareholders from operations	$105,962,693
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by operating activities:
Proceeds from sales and maturities of long-term investments	528,041,027
Proceeds from securities sold short	30,130,835
Cover short sale transactions	(36,588,422)
Purchases of long-term investments	(528,867,778)
Net change in unrealized appreciation of investments and short sales	(103,107,328)
Net realized loss on investments and short sales	16,825,111
Increase in unrealized appreciation on forward foreign currency contracts and translations	(1,129,197)
Accretion/amortization of discounts and premiums, net	(5,100,997)
Decrease in cash due from broker	7,784,547
Amortization of debt issuance costs	725,354
Amortization of offering costs (preferred shares)	339,873
Decrease in interest and dividends receivable	437,533
Decrease in other assets	37,937
Decrease in reclaims receivable	514,192
Increase in management fee payable	691,313
Decrease in dividends payable on term preferred shares	(84,421)
Increase in commitment fees payable	5,956
Decrease in interest payable on notes	(39,981)
Increase in professional fees payables	188,570
Decrease in undrawn loan commitments payable	(2,713,547)
Decrease in accrued expenses and other payables	(18,440)
Net cash provided by operating activities	14,034,830
Cash flows from financing activities:
Distributions to common shareholders	(22,923,156)
Increase in senior revolving notes payable, net	10,000,000
Net cash used in financing activities	(12,923,156)
Net increase in cash	1,111,674
Cash at beginning of year	66,492,913
Cash at end of year	$67,604,587
Supplemental disclosure of cash flow information:
Interest paid on notes during the year	$638,291
Dividends paid to term preferred shareholders during the year	$1,502,961

The accompanying notes are an integral part of the financial statements.

YORK ENHANCED STRATEGIES FUND, LLC

Financial Highlights

	Year ended December 31,				For the Period from November 17, 2005* to
	2009	2008	2007	2006	December 31, 2005
Selected data for a common share outstanding throughout the period.
Net asset value, beginning of period	$421.92	$877.36	$989.42	$926.57	$1,000.00
Increase (decrease) in net assets from operations:
Net investment income (loss)**	57.85	108.84	57.45	19.73 (4)	(5.40)
Net realized and unrealized gain (loss) on investments**	261.39	(459.74)	(1.81)	107.57	0.58
Net increase (decrease) in net assets applicable to common shareholders from operations	319.24	(350.90)	55.64	127.30	(4.82)
Distributions to common shareholders from:
Net investment income	(1.78)	(95.59)	(86.93)	(38.62)	—
Net realized gains	—	(8.95)	(80.77)	(25.83)	—
Return of capital	(32.18)	—	—	—	—
Total distributions	(33.96)	(104.54)	(167.70)	(64.45)	—
Common shares placement and offering costs charged to paid-in capital	—	—	—	—	(68.61)
Net asset value, end of period	$707.20	$421.92	$877.36	$989.42	$926.57
Total return per common share	76.16%	(42.00)%	5.39%	13.74%	(7.34	)%^
Percentages and supplemental data:
Net assets, end of period (000's)	$234,734	$140,042	$291,213	$328,408	$150,568
Ratios to average net assets applicable to common shareholders (Note 1):
Expenses (excluding interest expense and preferred share distributions)	3.73%	-2.22%	4.19%	7.19%	8.80	%(1)
Expenses (including interest expense and preferred share distributions)	4.75%	1.37%	9.24%	9.85%	N/A
Expenses (including interest expense and preferred share distributions, but excluding dividend expense on special share)	4.75%	6.89%	7.74%	6.00%	N/A
Net investment income (loss) (excluding interest expense and preferred share distributions)	11.20%	17.98%	11.21%	4.10%	(4.83	)%(1)
Net investment income (including interest expense and preferred share distributions)	10.18%	14.39%	6.15%	1.44%	N/A
Net investment income (including interest expense and preferred share distributions, but excluding dividend expense on special share)	10.18%	8.87%	7.65%	5.29%	N/A
Asset coverage per preferred share (2)	$3,860	$2,899	$5,158	$6,999	—
Liquidation and market value per preferred share	$1,000	$1,000	$1,000	$1,000	$1,000
Asset coverage per $1,000 of senior revolving note (3)	$5,464	$4,717	$3,470	$3,532	—
Liquidation value of preferred shares outstanding (000's)	$109,000	$109,000	$109,000	$81,750	$1
Aggregate principal amount of senior revolving notes outstanding (000's)	$77,000	$67,000	$162,000	$162,000	—
Portfolio turnover rate	202%	110%	155%	159%	14	%^

  *  Commencement of operations.

  **  Per share amounts are based upon the average number of common shares outstanding.

  ^  Not annualized.

  (1)  Annualized

  (2)  Asset coverage per preferred share equals net assets of common shares plus the redemption value of the preferred shares, plus the senior revolving notes outstanding, divided by the total number of preferred shares outstanding at the end of the period.

  (3)  Asset coverage per $1,000 of senior revolving note equals net assets of common shares plus the redemption value of the preferred shares, plus the senior revolving notes outstanding, divided by principal amount at the end of the period times $1,000.

  (4)  The 2006 dividend distributions to term preferred shareholders from net investment income and capital gains has been reclassified into investment income to conform with the 2007 presentation.

The accompanying notes are an integral part of the financial statements.

YORK ENHANCED STRATEGIES FUND, LLC

Notes to Financial Statements
December 31, 2009

1. Organization, Investment Objective and Capitalization Structure:

York Enhanced Strategies Fund, LLC (the "Company"), a Delaware limited liability company, is registered as a non-diversified closed-end management investment company under the U.S. Investment Company Act of 1940, as amended (the "1940 Act"). The Company received its initial funding on November 17, 2005 (the "Closing Date") in connection with a private offering of its shares to qualified investors and commenced operations immediately thereafter. The term of the Company is ten years, unless extended for up to two separate one-year periods, at the option of the common shareholders.

The Company was formed with a focus primarily on credit-oriented investments in both the United States and Europe, while also selectively targeting equity opportunities. The Company's objective is to realize compelling risk-adjusted returns that are uncorrelated to price changes in the public markets. The Company invests in less liquid investments, such as mezzanine financing, bank loans, equity securities, rescue financing and bridge financing transactions.

The Company is authorized to issue common shares ("Common Shares") in the amount of $325,000,000 (the "Common Commitments"), Series A-1 floating rate term preferred shares (the "Term Preferred Shares") in the amount of $108,999,000 (the "Preferred Commitments"), one Series A-2 preferred share (the "Special Share") in the amount of $1,000, and debt (the "Notes") in the amount of $216,000,000 (the "Debt Commitments") (together, $650,000,000 of "Capital Commitments"). The Company has the ability to draw the Debt Commitments at various times. At December 31, 2009, $324,943,700 of the Common Commitments, $108,999,000 of the Term Preferred Commitments, the $1,000 Special Share, as well as $77,000,000 of the Debt Commitments had been drawn.

York Enhanced Strategies Feeder Fund, a Delaware statutory trust, and York Enhanced Strategies Feeder Fund (Cayman) Ltd., a Cayman Islands exempted company (together, the "Feeder Funds"), have been established as entities whose sole investment is in Common Shares of the Company and at December 31, 2009 owned 47.4% and 22.2%, respectively, of the Company's issued and outstanding Common Shares. Shares of these Feeder Funds were offered and sold to investors both inside and outside the United States.

Term Preferred Shares

The Term Preferred Shares have a liquidation preference of $1,000 per share, plus an amount equal to accumulated but unpaid dividends (whether or not declared). Such shares rank on parity with the Special Share as to the payment of dividends and distributions of assets upon liquidation, rank junior to any borrowings and other debts and expenses of the Company, including the Notes, and rank senior to the Common Shares as to distributions of assets and payment of dividends. Holders of the Term Preferred Shares and the Special Share, voting separately as a class, are entitled to elect two of the Company's Directors. On all other matters, holders of the Term Preferred Shares, Special Share and Common Shares vote together as a single class, with one vote for each share. At December 31, 2009, 108,999 Term Preferred Shares were outstanding.

The Term Preferred Shares have a dividend rate equal to LIBOR plus 0.30%, reset at the beginning of each quarterly rate period, plus an additional amount, if applicable, which approximates the U.S. withholding tax payable by any holder of the Term Preferred Shares with respect to such dividend. For the year ended December 31, 2009, the average dividend rate was 1.28%.

The Term Preferred Shares are subject to mandatory redemption on November 15, 2013, which is extendable for up to two one-year periods with the approval of both the holders of at least 75% of the shares then outstanding and the credit enhancer (as defined below), at a redemption price of $1,000 per share plus accumulated but unpaid dividends thereon. Additionally, under certain conditions, the Company may be required to either redeem certain of the Term Preferred Shares or repay indebtedness, at the Company's option. Such conditions include failure by the Company to maintain adequate collateral as required by the terms of the Notes or by the Statement of Preferences of the Term Preferred Shares, or a failure by the Company to maintain sufficient asset coverage as required by the 1940 Act. The Term Preferred Shares are redeemable at the option of the Company, subject to certain provisions, at any time after the five-year anniversary of their initial issuance provided no less than 10% of the Term Preferred Shares remain outstanding.

Commitment fees of 0.10% per annum are accrued on the unissued Term Preferred Shares with respect to the Preferred Commitments and amounted to $0 for the year ended December 31, 2009, since the Term Preferred Shares have been fully drawn.

YORK ENHANCED STRATEGIES FUND, LLC

Notes to Financial Statements (Continued)
December 31, 2009

Payment of dividends, the above commitment fees, and the redemption price on the final mandatory redemption date are guaranteed under a preferred shares insurance policy obtained from an insurance company (the "credit enhancer"), the premiums of which are 0.30% per annum on the redemption value of issued Term Preferred Shares and 0.10% per annum on the Preferred Commitments for unissued Term Preferred Shares. These premiums are included in insurance expenses in the Statement of Operations. In the event the Company fails to make dividend payments on the Term Preferred Shares, the credit enhancer has certain rights, which if asserted, may have a detrimental effect on the Company and its common shareholders, including but not limited to the right to appoint additional directors such that their appointees comprise a majority of the Board of Directors.

Special Share

The Special Share is redeemable at the option of the Company, in whole or in part, at any time after the termination for any or no reason pursuant to the Investment Management Agreement in an amount equal to $1,000 plus accumulated and unpaid dividends. The Special Share is entitled to dividends as described in Note 3. During the year ended December 31, 2009, the Special Share was not entitled to a dividend. At December 31, 2009, 1 Special Share was outstanding.

Notes

The Company has entered into a senior revolving note purchase agreement with certain holders, which provides for the issuance of Notes in the amount of the Debt Commitments. Amounts drawn under the Notes may be repaid, in whole or in part, at the election of the Company, and redrawn subject to the drawdown criteria. The Notes mature November 15, 2013, subject to extension at the option of the holders of 100% of the outstanding principal amount of the Notes for two 12-month periods. At December 31, 2009, $77,000,000 aggregate principal amount of the Notes was outstanding. During the year ended December 31, 2009, the Company paid down $30,000,000 of the Notes, but also drew $40,000,000.

The outstanding principal amount of the Notes bears interest at a rate per annum of LIBOR plus 0.40%, payable quarterly in arrears. For the year ended December 31, 2009, the average interest rate was 1.40%. At December 31, 2009, the interest rate on the Notes was 0.65%. A commitment fee accrues on the undrawn amount of the Debt Commitments at a rate per annum of 0.20%, payable quarterly. For the year ended December 31, 2009, the Company expensed $355,957 in commitment fees on the Debt Commitments of which $19,200 was payable at December 31, 2009.

The agreements related to the Notes and Term Preferred Shares have covenants, which if not maintained, may cause a default and/or give these holders or other parties various rights, including acceleration of the outstanding obligations under the Notes, and, on or after November 17, 2010, forced exercise of the optional repurchase provisions of the Term Preferred Shares under the Insurance Agreement and if these rights are asserted, they could have a detrimental effect on the Company and its common shareholders. As of December 31, 2009, certain required reporting and procedural requirements pursuant to such covenants were in default. The Company has taken actions to address such defaults or events of default, and while there can be no assurances that such actions will be accepted to be in good form by the trustee/noteholders or other relevant parties, the Company believes that such actions makes the likelihood of a successful acceleration of the Notes or forced exercise of the optional repurchase provisions of the Term Preferred Shares by these holders or such other parties remote.

Subject to the terms of a pledge and inter-creditor agreement, the Company has pledged substantially all the Company's assets as collateral for its obligations due under the Notes and the credit enhancement for the Term Preferred Shares.

Administrative Expense Limit

The Company, pursuant to the Indenture governing the Notes, is subject to an administrative expense limit of 2% of the investment portfolio including cash of the Company. For the year ended December 31, 2009, the Company did not exceed this limit.

2. Significant Accounting Policies:

The following is a summary of significant accounting policies consistently followed by the Company in the preparation of its financial statements. Such policies are in conformity with U.S. generally accepted accounting

YORK ENHANCED STRATEGIES FUND, LLC

Notes to Financial Statements (Continued)
December 31, 2009

principles, which require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

Net Asset Value Calculation — The net asset value ("NAV") per Common Share of the Company is calculated as of the last business day of each calendar quarter and on such other dates as determined by York Enhanced Strategies Management, LLC, a New York limited liability company ("York" or "the Investment Manager") or the Board of Directors.

Cash — Cash in the Statement of Cash Flows comprises cash on hand including cash collateral.

Security Valuation — Investments in securities traded on a nationally recognized securities exchange or over-the-counter market will generally be valued at the closing price on such exchange or market. Securities not traded on a nationally recognized securities exchange or over-the-counter market are recorded at their fair value as determined in good faith by the Investment Manager, in consultation with the valuation committee, pursuant to valuation procedures approved by the Board of Directors. Such procedures consider prices obtained from one or more brokerage firms or financial institutions making markets in these instruments. The market for such investments may become illiquid from time to time as a result of adverse market conditions, regulatory developments or other factors. Also, there may be only a single or limited number of market makers for certain of the Company's investments. Accordingly, the market for such investments may be thinly traded and prices quoted may be more volatile than would be the case with more established markets. Because of the inherent uncertainty of valuation, estimated fair values do not necessarily represent amounts that might be ultimately realized, since such amounts depend on future circumstances, and the differences could be material.

Forward currency contracts are valued based upon quoted market prices.

Short-term debt securities maturing in sixty days or less are generally valued at amortized cost, which with accrued interest, approximates fair value.

Foreign Currency Translations — Assets and liabilities denominated in foreign currencies are reflected on the Statement of Assets and Liabilities at their U.S. dollar spot values as of the financial statement date. Gains and losses attributed to changes in the value of foreign currencies for specific investments are reflected on the Statement of Operations as a component of realized and unrealized gain/loss on investment.

Security Transactions — Security transactions are accounted for on trade date for financial reporting purposes (the date on which the order to buy or sell is executed). Realized gains and losses on sales of securities are determined based on the identified cost of securities sold, generally using the highest cost method.

Bank Debt and Other Direct Debt Instruments — The Company may invest in loans and debt or other receivables. These investments may include standby financing commitments, including revolving credit facilities, which obligate the Company to supply additional cash to the borrower on demand. Bank debt involves a risk of insolvency of the lending bank or other financial intermediary.

Investment Income and Expenses — Interest income is recognized on an accrual basis, increased by the accretion of discount and decreased by the amortization of premium using the effective yield method. Dividend income is recognized on the ex-dividend date, net of applicable withholding taxes. Interest expense is recognized on an accrual basis. Dividend expense on securities sold short is recognized on the ex-dividend date.

Offering and Placement Costs — Costs incurred by the Company in connection with the offering of the Common Shares, including those issued to the Feeder Funds, were recorded as a reduction of paid-in capital applicable to common shares. Costs incurred in connection with the offering of the Term Preferred Shares have been recorded as preferred shares offering costs, an asset on the Statement of Assets and Liabilities. Such costs are amortized on a straight-line basis from the Closing Date to their mandatory redemption date. The effect of using the straight-line method rather than the interest method is not expected to materially affect the Company's operating results.

Debt Issuance Costs — Costs incurred in connection with placing the Company's Notes have been recorded as debt issuance costs and are amortized on a straight-line basis from the Closing Date to the expected maturity date of the Notes. The effect of using the straight-line method rather than the interest method is not expected to materially affect the Company's operating results.

YORK ENHANCED STRATEGIES FUND, LLC

Notes to Financial Statements (Continued)
December 31, 2009

Federal Income Taxes — The Company has elected to be treated as a regulated investment company ("RIC") for U.S. Federal income tax purposes. It intends to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute to its shareholders substantially all of its net investment income and any net realized capital gains at least annually. Accordingly, no provision for Federal income tax has been made. However, the Company could be restricted from making distributions necessary to qualify as a RIC due to certain asset coverage ratio requirements under the 1940 Act and financial covenants under the terms of the Term Preferred Shares and Notes. There can also be no assurance that the Company's distributions, including but not limited to any dividend on the Special Share, may not be considered preferential and not meet the annual distribution requirements of a RIC. If the Company fails to qualify as a RIC, the resulting corporate income tax could substantially reduce the Company's net assets and distributions.

At December 31, 2009, the Federal income tax cost basis of securities was $421,833,369 and, accordingly, net unrealized depreciation for Federal income tax purposes was $25,942,715 of which $39,536,355 related to appreciated securities and $65,479,070 related to depreciated securities.

Dividends and Distributions to Common and Preferred Shareholders — Dividends and distributions are recorded on the ex-dividend date. The amount and character of income and capital gains distributions to be paid by the Company are determined in accordance with Federal income tax regulations, which may differ from U.S. Generally Accepted Accounting Principles. These book/tax differences are considered either temporary or permanent in nature. Timing differences are primarily due to the timing of the deductibility of certain expenses such as organizational costs, debt issuance costs, as well as wash sales, forward foreign currency contracts, straddles, Post-October losses, partnership adjustments, amortization of senior debt commitment fees and original issue discount. Permanent differences are primarily due to differing treatments of paydown gain (loss), foreign currency gain (loss), preferred stock offering costs, partnership adjustments and adjustments to prior period ending accumulated balances, and resulted in an increase to distributions in excess of net investment income of $15,626,654, a decrease to accumulated realized loss of $15,966,527 and a decrease in paid-in capital to common shareholders of $339,873 at December 31, 2009.

The tax character of distributions paid may differ from the character of distributions shown on the Statement of Changes in Net Assets and the Statement of Operations due to short-term capital gains being treated as ordinary income for tax purposes.

The tax character of distributions paid to common shareholders and holders of Term Preferred Shares during 2009 from ordinary income and long-term capital gain were as follows:

	Common Shares	Term Preferred Shares
Ordinary income	$591,679	$1,316,370
Return of Capital	10,679,162	—

The tax character of distributions paid to common shareholders and holders of Term Preferred Shares during 2008 from ordinary income and long-term capital gain were as follows:

	Common Shares	Term Preferred Shares
Ordinary income	$32,077,664	$4,219,200
Long-term capital gains	2,621,547	—

At December 31, 2009, the components of accumulated losses on a tax basis were as follows:

Unrealized Appreciation/ (Depreciation)	Accumulated Net Realized Gain/(Loss)	Other Temporary Differences
$(26,118,018)	$(34,426,051)	$(6,284,252)

These numbers differ from those in the composition of net assets on the Statement of Assets and Liabilities for reasons mentioned above.

YORK ENHANCED STRATEGIES FUND, LLC

Notes to Financial Statements (Continued)
December 31, 2009

Capital losses incurred after October 31 ("post-October" capital losses) within the taxable year are deemed to arise on the first business day of the Company's next taxable year. The Company deferred post-October capital losses in the amount of $3,684,402 during 2009.

As of December 31, 2009, the Company had a capital loss carryforward for tax purposes of $30,741,649 ($19,526,654 which expires on December 31, 2016 and $11,214,995 which expires on December 31, 2017).

Management has analyzed the Company's tax positions taken or expected to be taken on its federal income tax returns for all open tax years and has concluded that as of December 31, 2009, no provision for income tax expense for unrecognized tax benefits would be required in the Company's financial statements. The Company's federal and state income and federal excise tax returns for tax years 2006, 2007, 2008 and 2009 are subject to examination by the Internal Revenue Service and state departments of revenue.

Indemnifications — Under the Company's organizational documents, its officers and Directors are indemnified against certain liability arising out of the performance of their duties to the Company. Additionally, in the normal course of business, the Company enters into contracts with service providers that contain a variety of indemnifications. The Company's maximum exposure under these arrangements is unknown. However, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

3. Management Fees and Other Transactions with Affiliates:

Management Fee — York is the investment manager to the Company. Pursuant to the Investment Management Agreement, the Company pays York as partial compensation for all services rendered a fee ("Management Fee"), payable quarterly, at a rate currently equal to 1.00% per annum of the Management Fee Capital as of each calendar quarter end. Since 2007, Management Fee Capital is the quarter-end value of the Company's assets less investment related payables.

Additionally, as holder of the Special Share, York is entitled to contingent dividends (the "Carried Interest") equal to the greater of 1) $40 per year and 2) 100% of the amount by which the cumulative distributions and amounts distributable to the holders of the Common Shares (excluding any distribution relating to the original capital payment made for the Common Shares) exceed a 2% quarterly weighted average return on undistributed net assets attributable to the Common Shares until York has received from the Company an amount equal to 20% of the aggregate cumulative distributions of net income and gain to the holders of the Common Shares. This 2% quarterly weighted average return on undistributed capital is cumulative (but not compounded) up to an aggregate of 8% per year. Thereafter, the Special Share is entitled to 20% of the additional distributions and distributable dividends and gains, so long as the cumulative dividends to the Common Shares are at least 80% of the total cumulative dividends.

Even if the thresholds that would entitle a payment of the Carried Interest to York are not met, the Company accrues for the Carried Interest on its cumulative net investment income and cumulative net gain on investments, including unrealized gains on investments, distributable to the holders of the Common Shares. As of December 31, 2009, the Company accrued $0 as accrued dividend payable on special share. As of December 31, 2009, York was not entitled to a Carried Interest payment.

Directors' Fees — Certain officers and a Director of the Company are also officers of York or its affiliates. The Company does not pay any compensation directly to its officers or Directors who are directors, officers or employees of York or its affiliates.

Affiliated Shareholders — Included in net assets applicable to common shareholders is approximately $18,056,000 attributable to affiliates of York.

4. Fair Value Measurement:

The Company applies the provisions of Accounting Standards Codification ("ASC") Topic 820, Fair Value Measurements and Disclosures, (formerly FAS No. 157, Fair Value Measurements). ASC 820 defines fair value, establishes a framework for measuring fair value, and expands disclosures about fair value measurements. ASC 820 establishes a hierarchal disclosure framework which prioritizes and ranks the level of market price observability used in measuring investments and liabilities at fair value.

Market price observability is affected by a number of factors, including the type of investment and the characteristics specific to the investment. Fair value represents the price that would be received to sell an asset or

YORK ENHANCED STRATEGIES FUND, LLC

Notes to Financial Statements (Continued)
December 31, 2009

paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price). Investments with readily available active quoted prices or for which fair value can be measured from actively quoted prices generally will have a higher degree of market price observability and a lesser degree of judgment used in measuring fair value.

Investments measured and reported at fair value are classified and disclosed in one of the following categories.

Level I — Quoted prices are available in active markets for identical investments as of the reporting date. The type of investments which would generally be included in Level I include listed equities and other listed securities. As required by ASC 820, the Company does not adjust the quoted price for these investments.

Level II — Pricing inputs are other than quoted prices in active markets, which are either directly or indirectly observable as of the reporting date. Investments which are generally included in this category include less readily marketable and restricted equity securities, forward currency contracts, equity swaps and certain corporate bonds.

Level III — Pricing inputs are unobservable for the investment and includes situations where there is little, if any, market activity. The inputs into the determination of fair value may require significant management judgment or estimation. Even if observable-market data for comparable performance or valuation measures (earnings multiples, discount rates, other financial/valuation ratios, etc.) are available, such investments are grouped as Level III if any significant data point that is not also market observable (private company earnings, cash flows, etc.) is used in the valuation process.

Level III investments are fair valued with a variety of inputs such as broker and counterparty quotes, pricing services, independent third-party valuation firms and valuation models. The valuation models are built with different approaches (yield analysis, enterprise value, etc) depending on the particular company and industry. The types of investments which would generally be included in this category include equity and/or debt securities issued by private entities, certain corporate bonds, bank loans and trade claims.

In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment's level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The Company's assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment.

The following table summarizes the valuation of the Company's investments in accordance with the above ASC 820 fair value hierarchy levels as of December 31, 2009:

	Level I	Level II	Level III	Total
Investments in Securities — Assets
Corporate Bonds	$—	$—	$193,245,607	$193,245,607
Asset Backed Bonds	—	—	4,542,498	4,542,498
Bank Debt and Trade Claims	—	—	163,022,982	163,022,982
Common Stocks and Warrants	21,932,406	1,185,597	—	23,118,003
Preferred Stocks	—	1,172,472	4,868,630	6,041,102
Privates	—	—	5,920,462	5,920,462
	$21,932,406	$2,358,069	$371,600,179	$395,890,654
Other Financial Instruments* — Assets	—	1,212,253	—
Investments in Securities — Liabilities
Common Stocks	$(2,955,924)	$—	$—	$(2,955,924)
Other Financial Instruments* — Liabilities	—	(43,286)	(13,453)
Total	$18,976,482	$3,527,036	$371,586,726

  *  Other financial instruments are derivative instruments not reflected in the Portfolio of Investments, such as forwards, which are valued at the unrealized appreciation/depreciation on the instrument and unfunded loan commitment.

For the above Level III corporate bonds, asset backed bonds and bank loans, 94% are quoted by two or more brokers.

YORK ENHANCED STRATEGIES FUND, LLC

Notes to Financial Statements (Continued)
December 31, 2009

In April 2009, the FASB issued FASB Staff Position 157-4, Determining Fair Value When the Volume and Level of Activity for the Asset or Liability Have Significantly Decreased and Identifying Transactions That Are Not Orderly (now codified in ASC Topic 820-10). ASC 820-10 provides additional guidance on estimating fair value when the volume and level of activity for the asset or liability have significantly decreased in relation to normal market activity for the asset or liability. ASC 820-10 was adopted by the Company effective December 31, 2009 and did not have a material impact on the Company's financial condition, results of operations or on methodologies for determining fair value measurements under ASC 820-10.

The amendment requires additional disclosures regarding recurring and nonrecurring fair value measurements. Assets and liabilities should be separated into categories by security type and also include a reconciliation of beginning and ending balances of Level III assets and liabilities. The adoption of the additional disclosures of ASC 820 has had no material effect on the Company's financial condition, results of operations or cash flows.

The following is a reconciliation of assets and liabilities in which significant unobservable inputs (Level III) were used in determining fair value.

	Corporate Bonds	Asset Backed Bonds	Bank Debt and Trade Claims	Preferred Stocks	Privates	Other Financial Instruments (OFI)*
Balance as of 12/31/08	$31,361,938	$5,045,118	$145,029,277	$—	$1,868,832	$(2,727,000)
Realized gain (loss), net	19,067,916	(1,827,341)	(24,723,118)	53,530	(37,104)	—
Change in unrealized appreciation (depreciation), net	29,730,493	947,840	53,957,440	333,654	(2,865,844)	1,982,747
Accretion (amortization) of discounts/premiums, net	2,905,292	98,067	1,845,725	—	—	—
Net purchases (sales)	82,615,258	278,814	(13,086,342)	4,481,446	8,500,729	730,800
Transfers in and/or out of Level III**	27,564,710	—	—	—	(1,546,151)	—
Balance as of 12/31/09	$193,245,607	$4,542,498	$163,022,982	$4,868,630	$5,920,462	$(13,453)
Net change in unrealized appreciation (depreciation) of investments still held as of 12/31/09	$22,255,830

  *  Other financial instruments are derivative instruments not reflected in the Portfolio of Investments, such as forwards, which are valued at the unrealized appreciation/depreciation on the instrument and unfunded loan commitment.

  **  Transfers are calculated based on the beginning of period values.

The unrealized gain/loss for the above Level III securities still held at December 31, 2009 is $22,255,830 and is included in the statement of operations within the net change in unrealized gain/loss on investments and foreign exchange transactions.

5. Investment Transactions:

During the year ended December 31, 2009, the Company made purchases and sales totaling $623,211,196 and $565,725,807, respectively, of investment securities excluding U.S. Government securities and short-term investments.

The written options activity for the year ended December 31, 2009 were as follows:

	# of Contracts	Premiums
Balance as of December 31, 2008	—	$—
Options written	5,840	542,177
Options terminated in closing purchase transactions	(3,773)	(348,732)
Options expired	(2,067)	(193,445)
Balance as of December 31, 2009	—	$—

YORK ENHANCED STRATEGIES FUND, LLC

Notes to Financial Statements (Continued)
December 31, 2009

6. Derivatives

In March 2008, the FASB issued FAS No. 161, Disclosure about Derivative Instruments and Hedging Activities, which amended disclosures about derivative instruments and hedging activities (FAS 161 is now under ASC Topic 815-10), Derivatives and Hedging. ASC 815-10 requires enhanced disclosures about an entity's derivative and hedging activities and thereby improves the transparency of financial reporting. Entities are required to provide enhanced disclosures about (a) how and why an entity uses derivative instruments, (b) how derivative instruments and related hedged items are accounted for, and (c) how derivative instruments and related hedged items affect an entity's financial position, financial performance, and cash flows. ASC 815-10 is effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2008. The Company applies the provisions of ASC 815-10. As ASC 815-10 only affects financial statement disclosure, the impact of adoption is limited to financial statement disclosure.

In the normal course of business, the Company enters into derivative contracts for trading purposes. Derivatives are either exchange-traded or over-the-counter ("OTC") contracts. Exchange traded derivatives are standard contracts traded on a regulated exchange. OTC contracts are private contracts negotiated with counterparties. The Company's derivatives primarily include forward foreign currency contracts. Typically, these derivative contracts serve as components of the Company's investment strategies and are utilized primarily for hedging purposes, consisting primarily of foreign exchange risk exposure.

The following table lists the net realized gain/(loss) and net change in unrealized gain/(loss) on derivatives by contract type, as included in the statement of operations for the year ended December 31, 2009.

Fair values of derivative instruments as of December 31, 2009 as presented in the Statement of Assets and Liabilities:

	Asset Derivatives		Liability Derivatives
Derivatives, carried at fair value	Balance Sheet Location	Fair Value	Balance Sheet Location	Fair Value
Foreign exchange contracts	Unrealized appreciation on forward foreign currency contracts	$1,212,253	Unrealized depreciation on forward foreign currency contracts	$43,286

The effects of derivative instruments on the Statement of Operations for the year ended December 31, 2009 are as follows:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income

Derivatives, carried at fair value	Forward Contracts	Purchased Options	Written Options	Total
Foreign exchange contracts	$(744,485)	$—	$—	$(744,485)
Equity option contracts	—	31,245	(12,605)	18,640
Total	$(744,485)	$31,245	$(12,605)	$(725,845)

  Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income

Derivatives, carried at fair value	Forward Contracts
Foreign exchange contracts	$1,051,328

For the year ended December 31, 2009, the Company's average volume of derivative activities are as follows:

Forward Currency Contracts — Purchased (Value at Settlement Date Payable)	Forward Currency Contracts — Sold (Value at Settlement Date Receivable)
$3,150,195	$30,399,369

The Company transacted 5,840 options contracts during the year ended December 31, 2009.

YORK ENHANCED STRATEGIES FUND, LLC

Notes to Financial Statements (Continued)
December 31, 2009

7. Investment Risks:

The Company's investment activities expose it to various types of risk, both on and off balance sheet, which are associated with the financial instruments and markets in which it invests. These financial instruments expose the Company to varying degrees to elements of credit, market, interest rate, currency, liquidity and short sale risk. The Investment Manager actively monitors and seeks to manage these risks by employing various strategies. In addition, it is the policy of the Company to transact the majority of its securities and contractual commitment activity with broker-dealers, banks and regulated exchanges that the Investment Manager considers to be well established.

Credit risk — Credit risk represents the potential loss that the Company would incur if the counterparties failed to perform pursuant to the terms of their obligations to the Company. The Company minimizes its exposure to credit risk by conducting transactions with established and reputable brokers and financial institutions.

The clearing and depository operations for the Company's securities transactions as well as execution of forward currency contracts are provided by The Bank of New York Mellon and Goldman Sachs Group, Inc. The Company is subject to credit risk should The Bank of New York Mellon or Goldman Sachs Group, Inc. be unable to fulfill their obligations.

The Company invests in defaulted securities as well as lower rated and comparable quality unrated high yield securities. Investments in defaulted and other high yield securities are accompanied by a greater degree of credit risk and the risk tends to be more sensitive to economic conditions than higher quality rated securities. The risk of loss may be significantly greater for holders of defaulted and high yielding securities, because such securities are generally unsecured and are often subordinated to other creditors of the issuer.

Investment in debt exposes the Company to the risk that an issuer will default on the payment of interest, principal or both. The extent of the Company's exposure to credit risk in respect of these financial assets approximates their carrying value as recorded in the Company's Statement of Assets and Liabilities.

Interest rate risk — The Company is exposed to risks associated with the effects of fluctuations in the prevailing levels of market interest rates on its financial position and cash flows.

Currency risk — The Company invests in assets or has liabilities denominated in currencies other than its reporting currency, the United States Dollar. Consequently, the Company is exposed to risks that the exchange rate of the United States Dollar relative to other currencies may change in a manner which has an adverse effect on the reported value of that portion of the Company's assets or liabilities which are denominated in currencies other than the United States Dollar. The Company enters into forward foreign currency contracts to minimize this currency risk.

Liquidity risk — Securities in which the Investment Manager is authorized to invest include securities for which there is a relatively inactive trading market. The sale of such securities often requires more time and results in higher brokerage charges or dealer discounts and other selling expenses than does the sale of securities eligible for trading on a national securities exchange or for which there is an active over-the-counter market. The market for such securities may become illiquid from time to time as a result of adverse market conditions, regulatory developments or other factors. Such illiquidity may adversely affect the timing or value on liquidation of portfolio assets.

Short sale risk — The Company may enter into short sales whereby it sells a security it generally does not own, in anticipation of a decline in the security's price. Due to the nature of a short sale, the potential for loss is unlimited. The initial amount of a short sale is recorded as a liability which is marked to fair value daily. Fluctuations in the value of this liability are recorded as unrealized gains or losses on the Statement of Operations. The Company will realize a gain or loss upon closing of the short sale (returning the security to the counterparty by way of purchase or delivery of a long position). The Company is liable to the buyer for any dividends payable on securities while those securities are in a short position. These dividends are booked as an expense of the Company. The Company designates collateral consisting of liquid assets sufficient to collateralize the fair value of short positions.

8. Due from Broker:

As of December 31, 2009, cash due from broker represents monies pledged as collateral for short positions and forward foreign currency contracts. Interest is earned on credit balances maintained at the broker. Forward currency

YORK ENHANCED STRATEGIES FUND, LLC

Notes to Financial Statements (Continued)
December 31, 2009

contracts are valued based upon quoted market prices. It is the Company's policy to not offset fair value amounts recognized for forward currency contracts executed with the same counterparty.

9. New Accounting Pronouncement:

On January 21, 2010, the FASB issued Accounting Standards Update ("ASU") No. 2010-06, Improving Disclosures about Fair Value Measurements ("ASU 2010-06"). ASU 2010-06 amends FASB ASC 820, Fair Value Measurements and Disclosures, to require additional disclosures regarding fair value measurements. The amended guidance requires entities to disclose additional information regarding assets and liabilities that are transferred between levels of the fair value hierarchy. Entities are also required to disclose information in the Level III rollforward about purchases, sales, issuances and settlements on a gross basis. In addition to these new disclosure requirements, ASU 2010-06 also amends ASC 820 to further clarify existing guidance pertaining to the level of disaggregation at which fair value disclosures should be made and the requirements to disclose information about the valuation techniques and inputs used in estimating Level II and Level III fair value measurements. The guidance in ASU 2010-06 is effective for interim and annual reporting periods beginning after December 15, 2009, except for the requirement to separately disclose purchases, sales, issuances and settlements in the Level III rollforward which becomes effective for fiscal years (and for interim periods within those fiscal years) beginning after December 15, 2010. The Company is still evaluating the impact of ASU 2010-06.

YORK ENHANCED STRATEGIES FUND, LLC

December 31, 2009

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders
of York Enhanced Strategies Fund, LLC.:

We have audited the accompanying statement of assets and liabilities of York Enhanced Strategies Fund, LLC. (the Fund), including the portfolio of investments, as of December 31, 2009, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the period from November 17, 2005 to December 31, 2005 were audited by another independent registered public accounting firm, whose report, dated March 13, 2006, expressed an unqualified opinion on the financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2009, by correspondence with the custodian, counterparties and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of York Enhanced Strategies Fund, LLC. at December 31, 2009, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended, in conformity with U.S. generally accepted accounting principles.

  /s/ Ernst & Young LLP

New York, NY
September 14, 2010

YORK ENHANCED STRATEGIES FUND, LLC

December 31, 2009 (Unaudited)

Director & Officer Information

Independent Directors:

Name, Date of Birth and Address of Director	Position(s) held with Company	Term of Office* and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Complex Overseen by Director	Other Directorships Held
David B. Meltzer, Born March, 1960 c/o York Capital Management 767 Fifth Avenue New York, NY 10153	Director and member of the Audit Committee	Since 2007	Mr. Meltzer has served as Senior Vice President for International Services for the American Red Cross since July 2005, with overall responsibility for international disaster response activities, international development programs and various international policy matters. Prior thereto, Mr. Meltzer held various positions at Intelsat Global Services Corporation, including serving as general counsel.	1	Mr. Meltzer serves on the Board of Directors of Terrestar Corporation.

Newton P.S. Merrill, Born November, 1939 c/o York Capital Management 767 Fifth Avenue New York, NY 10153	Director and Chairman, Chairman of the Audit Committee and member of the Valuation Committee	Since 2005	Mr. Merrill is currently retired. From 1994 to 2003, he was a Senior Executive Vice President of The Bank of New York responsible for Asset Management and Private Client Services.	1	Director — Defenders Multi-Strategy Hedge Fund of Funds, LLC and Mellon Optima Hedge Fund of Funds (both registered fund of funds); National Integrity Life Insurance Company. Member of the advisory board for Freeman & Co. Trustee and Chairman Emeritus — The Museum of the City of New York. Trustee and Chairman — Woods Hole Oceanographic Institution; The Connecticut River Museum.

Robert I. Choi, Born November, 1966 c/o York Capital Management 767 Fifth Avenue New York, NY 10153	Director and member of the Audit Committee	Since 2005	Mr. Choi is currently the managing partner of The Heritage Group, a family company. From 1997 to 2004, Mr. Choi was a managing director for Orion Capital Partners, a fund of funds and a hedge fund.	1	Mr. Choi currently serves on the advisory committees of the Starwood Global Opportunity Fund VII and Moelis Capital Partners Opportunity Fund I.

Interested Director:

Jeffrey A. Weber, Born March, 1965 c/o York Capital Management 767 Fifth Avenue New York, NY 10153	Director and member of the Valuation Committee	Since 2005	Mr. Weber joined York Capital in October 2004 and is the President of York Capital and a member of the managing partner of York Capital. From 1992 to 2004, he managed William A.M. Burden & Co., L.P., most recently as its President and Chief Executive Officer.	1	Mr. Weber currently serves on the Board of Directors of iStar Financial Inc.

YORK ENHANCED STRATEGIES FUND, LLC

December 31, 2009 (Unaudited)

Director & Officer Information (Continued)

Officers:

Name, Date of Birth and Address of Executive Officer	Position(s) held with Company	Term of Office* and Length of Time Served	Principal Occupation(s) During Past 5 Years
James G. Dinan, Born May, 1959 c/o York Capital Management 767 Fifth Avenue New York, NY 10153	Chief Executive Officer	Since 2005	Mr. Dinan founded York Capital in 1991 and is the Chief Executive Officer of York Capital and is its senior managing member.

Jeffrey A. Weber, Born March, 1965 c/o York Capital Management 767 Fifth Avenue New York, NY 10153	President	Since 2005	Mr. Weber joined York Capital in October 2004 and is the President of York Capital and a member of the managing partner of York Capital. From 1992 to 2004, he managed William A.M. Burden & Co., L.P., most recently as its President and Chief Executive Officer.

Adam J. Semler, Born July, 1964 c/o York Capital Management 767 Fifth Avenue New York, NY 10153	Chief Financial Officer and Secretary	Since 2005	Mr. Semler joined York Capital in November 1995 and is the Chief Financial Officer and member of the managing partner of York Capital.

Mark D. Schein, Born October, 1966 c/o York Capital Management 767 Fifth Avenue New York, NY 10153	Chief Compliance Officer	Since 2005	Mr. Schein joined York Capital in January 2005 and is the Chief Compliance Officer of York Capital. From 2001 to 2004, he worked at U.S. Trust Company and Schwab Capital Markets in their compliance departments.

  *  Each Director and Officer serves an indefinite term, until his or her successor is elected.

    Additional information about the Company's Directors can be found in the Company's Statement of Additional Information (SAI). The SAI may be obtained without charge upon request, by calling the Company collect at (212) 300-1300. You may also retrieve this information on-line at the Securities and Exchange Commission's website at "http://www.sec.gov" in the Company's registration statement on Form N-2.

YORK ENHANCED STRATEGIES FUND, LLC

December 31, 2009 (Unaudited)

Investment Committee Changes

Jeanne Manischewtiz has joined Jamie Dinan and Dan Schwartz on the York Enhanced Strategies Fund Investment Committee. Jeanne has been with York Capital since 2005 and is a Managing Director of the Firm. The following is her biographical information.

Jeanne joined York Capital in March 2005 and is a Managing Director of the Firm, focusing on credit investments. She has been a part of the York Enhanced Strategies Fund Investment Committee since January 2010. From 2002 to 2005, Jeanne worked as a Senior Credit Analyst and Trader at Moore Capital Advisors LLC. From 1998 to 2002, she was a Vice President and Distressed Credit Analyst at Halcyon Partnerships. For the two years prior, she was an investment banker at Salomon Smith Barney Holdings Inc. Jeanne received a B.A. in Philosophy from Princeton University.

YORK ENHANCED STRATEGIES FUND, LLC

December 31, 2009 (Unaudited)

Federal Tax Information

Certain tax information for the Company is required to be provided to shareholders based upon the Company's income and distributions for the taxable year ended December 31, 2009. The information and distributions reported in this report may differ from the information and taxable distributions reported to the shareholders for the calendar year ended December 31, 2009. The information necessary to complete your income tax returns for the calendar year ended December 31, 2009 was sent under separate cover.

The percentage of ordinary income distributions eligible for the 70% dividend received deduction for corporate shareholders for the fiscal year ended December 31, 2009 was 1.27%.

For the fiscal year ended December 31, 2009, certain dividends paid by the Company may be subject to a maximum tax rate of 15% as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The amount of ordinary income distributions treated as qualified dividends for the fiscal year ended December 31, 2009 was 1.27%.

For the fiscal year ended December 31, 2009, the amount that the Company designated as ordinary distributions paid from qualified interest income and short-term capital gains were $1,908,049 and $0, respectively.

YORK ENHANCED STRATEGIES FUND, LLC (the "Company")

December 31, 2009

Material Factors and Conclusions with Respect to the Company's Investment Advisory Agreement Renewal (Unaudited)

In renewing the Company's Investment Management Agreement (the "Agreement"), the members of the Board of Directors (the "Directors") considered the overall fairness of the Agreement and whether the Agreement was in the best interests of the Company. In this connection, the Directors considered factors it deemed relevant, including: (1) the nature, extent and quality of the services to be provided to the Company by the Investment Manager, York Enhanced Strategies Management LLC (the "Manager"), (2) the investment performance of the Company and the Manager, (3) the cost of services to be provided and profits to be realized by the Manager and its affiliates from the relationship with the Company, (4) the performance of the other funds managed by affiliates of the Manager, and (5) the level of compensation of other investment managers that manage portfolios similar to the Company's.

The Directors discussed the merits of approving the Agreement and, among other things, considered information from the Manager regarding the factors set forth above and met with senior representatives of the Manager. The Board received and considered the most current information available at the time of the meeting. The independent members of the Board of Directors (the "Independent Directors") received guidance from the Company's legal counsel relating to the legal standards applicable to their consideration in approving the Agreement.

The Independent Directors, in examining the nature, extent and quality of the services to be provided by the Manager, considered the qualifications and experience of the affiliates of the Manager in serving as investment managers for other funds managed by them. The Independent Directors considered the responsibilities of the Manager to the Company. In particular, the Independent Directors considered that the Manager is responsible for the selection of investments for and the overall monitoring of the portfolio of investments, oversight of compliance with portfolio policies and objectives, compliance with debt covenants, and implementation of Directors' directives as they relate to the portfolio of investments. The Independent Directors considered the qualifications and experience of the Manager's personnel furnishing services to the Company, the performance of the Company and financial information regarding the Manager as well as the benefits of the Manager that are attributable to its performance of services to the Company. The Independent Directors also considered that the Manager has been and will continue to be responsible for making all investment decisions on behalf of the Company, placing all orders for the purchase and sale of investments for the Company with brokers or dealers, and performing related functions, such as proxy voting, valuations, recordkeeping, oversight of the calculation of the net asset value and the preparation of the semi-annual and annual reports, and other regulatory filings, and tax returns, and managing expenses for the Company.

The Independent Directors met with the Manager to discuss the basis of the management fee. Specifically, the fee of another comparable fund not managed by the Manager was discussed. In addition, management fees paid by other funds and in connection with other arrangements that were similar to the Company were also discussed.

The Independent Directors also considered the Manager's decision to not engage in soft dollar transactions.

Based on these considerations, the Independent Directors were satisfied that the Company would likely continue to benefit from the nature, quality and extent of the Manager's services, and that the compensation, including any direct or indirect benefits derived by it, was reasonable. Based on the foregoing, the Independent Directors at a meeting held in person on December 14, 2009 unanimously approved the renewal of the Agreement with respect to the Company.

YORK ENHANCED STRATEGIES FUND, LLC

December 31, 2009

Reporting to Shareholders (Unaudited)

The Company is required to provide a complete schedule of portfolio holdings in its semi-annual and annual reports within 70 days of the end of the Company's second and fourth fiscal quarters by filing the reports electronically with the Securities and Exchange Commission (SEC). The semi-annual reports are filed on Form N-CSRS and the annual reports are filed on Form N-CSR. The Company also delivers the semi-annual and annual reports to shareholders. The Company also files a complete schedule of portfolio holdings with the SEC for the Company's first and third fiscal quarters on Form N-Q. The Company does not deliver the reports for the first and third fiscal quarters to shareholders. You may, however, obtain the Form N-Q filings (as well as the Forms N-CSR and N-CSRS filings) by accessing the SEC's website, www.sec.gov. You may also review and copy them at the SEC's Public Reference Room in Washington, DC. Information on the operation of the SEC's Public Reference Room may be obtained by calling the SEC at (800) SEC- 0330. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's email address (publicinfo@sec.gov) or by writing the Public Reference section of the SEC, Washington, DC 20549-0102.

Proxy Voting Policies and Procedures & Proxy Voting Record (Unaudited)

A copy of (1) the Company's policies and procedures with respect to the voting of proxies relating to the Company's portfolio securities; and (2) how the company voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge, upon request, by calling collect (212) 300-1300 or by accessing the SEC's website at www.sec.gov. The Company's proxy voting history is also available on Form N-PX, which can be found by accessing the SEC's website at www.sec.gov.

ITEM 2.  CODE OF ETHICS.

The Registrant has adopted a code of ethics. The Registrant will provide to any person without charge, upon written or oral request, a copy of its code of ethics, as amended. Requests should be directed to:  York Enhanced Strategies Management, LLC, Attention: Mark D. Schein, Chief Compliance Officer, 767 Fifth Avenue, 17th Floor, New York, New York 10153, telephone number: (212) 300-1300.

ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT.

Although the Registrant believes that each of the members of its Audit Committee has sufficient knowledge of accounting principles and financial statements to serve on the Audit Committee, the Registrant’s Board of Directors has determined that it does not have an “audit committee financial expert” serving on its Audit Committee.

ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Audit Fees. The aggregate fees billed for the last two fiscal years for professional services rendered by the principal accountant for the audit of the Registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements were approximately $349,000 for fiscal year 2008 and approximately $300,000 for fiscal year 2009.

(b) Audit-Related Fees. There were no fees billed in either of the last two fiscal years for assurance and related services by the principal accountant that were reasonably related to the performance of the audit.

(c) Tax Fees. The aggregate fees billed for the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice and tax planning were approximately $22,000 for the fiscal year 2008 and approximately $22,000 for fiscal year 2009.

(d) All Other Fees. None.

(e)(1) The Audit Committee’s pre-approval policies and procedures are as follows:

The Audit Committee pre-approves the engagement of the auditor to provide other audit services to the Registrant or to provide non-audit services to the Registrant, its investment adviser or any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant, if the engagement relates directly to the operations and financial reporting of the Registrant. Each of the Audit Committee’s members have the authority to pre-approve any non-audit services referred to above between meetings of the Audit Committee, provided that all such pre-approvals shall be reported to the Audit Committee not later than the next meeting thereof.

In addition to the annual audit services engagement approved by the Audit Committee, the Audit Committee may grant pre-approval for other audit services, which are (1) those services that only the independent auditor reasonably can provide, (2) services that normally would be provided by the accountant in connection with statutory and regulatory filings and engagements, such as comfort letters, statutory audits, attest services and consents and assistance with, and review of, documents filed with the SEC, and (3) services performed to fulfill the independent auditor’s responsibility under generally accepted auditing standards.

Requests or applications to provide services that require separate approval by the Audit Committee will be submitted to the Audit Committee by both the independent auditor and the Chief Financial Officer and must include a joint statement as to whether, in their view, the request or application is consistent with the rules of the SEC and the PCAOB on auditor independence. With respect to each proposed pre-approved service, the independent auditor will provide detailed back-up documentation, which will be provided to the Audit Committee, regarding the specific services to be provided.

(e)(2) All services related to the fees described in (b) and (c) above were pre-approved by the Audit Committee.

(f) Not applicable.

(g) The aggregate non-audit fees billed by the Registrant’s principal accountant for services rendered to the Registrant and rendered to the Registrant’s investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant were approximately $22,000 for fiscal year 2008 and $22,000 for fiscal year 2009.

(h) The Registrant’s independent auditors did not provide any non-audit services to the Registrant’s investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.  INVESTMENTS.

(a)          The Schedule of Investments is included in the Annual Stockholder Report in Item 1.

(b)         Not applicable.

ITEM 7.  DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

The Registrant has adopted policies and procedures to govern how it will vote proxies relating to securities held by it as investments.

It is the policy of the Registrant that each corporate proxy statement will be reviewed by at least one member of the investment committee of the Registrant (the “Investment Committee”) or its designee. A copy of each proxy statement received by the Registrant will be kept on file.

The Registrant will vote proxies in accordance with the determination of the Investment Committee or its designee of what outcome is in the best interest of the Registrant. The Investment Manager’s accounting department will keep a record of each vote and a brief explanation for the vote for a period of six years. The Chief Compliance Officer of the Registrant will periodically review this process to ensure that the proxies are being voted and that a record of each vote is maintained.

Any voting of proxies is subject to any restrictions set forth in the agreements to which the Registrant is a party. With respect to shareholder governance, covenants, social issues and other votes, the Investment Committee should consider each of these votes and issues individually in order to determine its position on a case by case basis. The Investment Committee is authorized to, on occasion, delegate, pursuant to its approved voting procedures, the right to vote on particular issues.

The Investment Committee shall seek to identify conflicts it or the Registrant may have in voting proxies. In the event of a conflict, the Investment Manager will either: (i) abstain from voting if the vote is not likely to be affected; (ii) retain a disinterested third party adviser to advise on the vote; (iii) vote the shares in proportion to other “yes” and “no” votes received by the issuer; (iv) vote the shares as directed by the Registrant’s committee of independent directors; or (v) take such other actions, as may be appropriate in the particular context.

ITEM 8.  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT COMPANIES.

The Investment Manager through the Investment Committee, which is comprised of James G. Dinan, Daniel A. Schwartz and Jeanne L. Manischewitz, manages the day-to-day management of the Registrant’s investments. The Investment Committee reviews and discusses the purchase and sale of Registrant investments. Any purchase or sale of any Registrant investment must be approved in advance by at least one member of the Investment Committee. All members of the committee have equal authority. Consequently, there are no individual roles of Investment Committee members. The following information about the members of the Investment Committee is as of the date of this report.

JAMES G. DINAN. Jamie founded York in September 1991 and is the Chairman, Chief Executive Officer and a managing partner of York Capital Management (the “Firm”). He is also the Co-Portfolio Manager of the York Multi-Strategy funds. From 1985 to 1991, he worked at Kellner, DiLeo & Co., where he became a General Partner and was responsible for investing in risk arbitrage and special situation investments, including distressed securities, high yield bonds and short selling. From 1981 to 1983, Jamie was an investment banker at Donaldson, Lufkin & Jenrette, Inc., where he was involved in a broad range of corporate finance and merger and acquisition activities. Jamie currently is the Chairman of the Board of Trustees of the Museum of the City of New York. He is also a member of the Board of Directors of the Christopher and Dana Reeve Foundation and a member of the Wharton Undergraduate Executive Board at the University of Pennsylvania. Jamie received a B.S. in Economics, summa cum laude, from the Wharton School of the University of Pennsylvania and an M.B.A. from the Harvard Business School.

DANIEL A. SCHWARTZ. Dan joined York Capital in March 1993 and is the Chief Investment Officer and a managing partner of the Firm. He is also the Portfolio Manager of the York Select funds and the Co-Portfolio Manager of the York Multi-Strategy funds. From 1990 to 1993, he worked as an Associate at Morgan Stanley & Co., Inc., spending two years in the Investment Banking Group and one year in the Global Equity Derivatives Group. Dan is currently a member, in his capacity as a York employee, of the Investment Committee of Arch Bay Capital, LLC and is currently is a member of the Board of Trustees of the REITS division of Yeshiva University. Dan received a B.A., magna cum laude, from Yeshiva University and an M.S. in Industrial Engineering from Columbia University.

JEANNE MANISCHEWITZ.  Jeanne joined York in March 2005 and is a Managing Director of the Firm, focusing on credit investments. She is also a Portfolio Manager of the York Enhanced Strategies Fund.  From 2002 to 2005, Jeanne worked as a Senior Credit Analyst and Trader at Moore Capital Advisors LLC.  From 1998 to 2002, she was a Vice President and Distressed Credit Analyst at Halcyon Partnerships.  For the two years prior, she was an investment banker at Salomon Smith Barney Holdings Inc.  Jeanne received a B.A. in Philosophy from Princeton University.

Except for the Registrant, the Investment Manager does not manage any other registered investment companies. Affiliates of the Investment Manager serve as investment managers for over ten pooled investment vehicles. The assets under management (“AUM”) for these funds are approximately $12 billion in the aggregate. An affiliate of the Investment Manager also serves as investment manager for two separately managed accounts, and the AUM for these managed accounts is approximately $390 million in the aggregate (together with the pooled investment vehicles, the “Unregistered Funds”).

The Investment Manager is an affiliate of York Capital Management Global Advisors, LLC (“Global Advisors”), which does business under the name “York Capital Management.”  The Investment Manager shares personnel, office space, facilities and systems with affiliates of Global Advisors. Global Advisors is a registered investment adviser and provides administrative and investment advisory services, through its affiliates, to the Unregistered Funds and the Registrant (collectively, the “Funds”).

Where permitted by applicable laws and the governing instruments of the relevant Funds, the Investment Manager and its affiliates may purchase securities or other assets for the Registrant and the Unregistered Funds in which more than one Fund holds the same securities or other assets and the affiliates of the principals may also purchase the same securities or other assets, subject to compliance with the Investment Manager’s and the Registrant’s codes of ethics.

The Investment Manager and its affiliates believe that, in certain circumstances, it may be in the best interests of the Registrant to be able to co-invest with the Unregistered Funds to be able to participate in a wider range of transactions. Currently, SEC regulations and interpretations permit registered investment companies, such as the Registrant, to co-invest with unregistered funds, such as the Unregistered Funds, that are affiliated with the Investment Manager in publicly traded securities and in private placements where (i) the Investment Manager negotiates only the price, interest rate and similar price-related terms of the securities and not matters such as covenants, collateral or management rights, and (ii) each relevant account acquires and sells the securities at the same time in pro rata amounts (subject to exceptions approved by compliance personnel after considering the reasons for the requested exception). However, current SEC regulations and interpretations do not permit co-investment in private placements where the Investment Manager negotiates non-pricing terms such as covenants, collateral and management rights.

Buying or Selling Securities the Investment Manager Recommends to Clients or Purchases for Client Accounts.

The Investment Manager, its affiliates, and their respective personnel, may invest in the Funds, and in securities or other assets in which the Funds or other clients invest, subject to applicable law and the codes of ethics of the Registrant and of the Investment Manager.

Persons subject to the Registrant’s and the Investment Manager’s code of ethics are subject to, among other things, various restrictions relating to the buying or selling of securities. These restrictions include pre-authorization and disclosure requirements, restrictions on short term trading and general prohibitions on transactions in securities in certain circumstances, including:

•                                when in possession of inside information;

•                                transactions in securities of issuers on the Investment Manager’s restricted list or during specified blackout periods;

•                                transactions in securities at a time when the employee intends, or know of another employee’s intention, to purchase or sell that security or an equivalent security on behalf of a Fund or other advisory client;

•                                transactions in securities in which the Investment Manager is placing a transaction on behalf of a Fund or other client within a certain number of business days of such order being placed by Investment Manager for the Fund or other client account; and

•                                acquisition of securities in initial public offerings.

There are also restrictions on the acquisition by persons subject to the Registrant’s and the Investment Manager’s code of ethics in private placements, which acquisitions require the prior written approval by Investment Manager’s Chief Compliance Officer and the satisfaction of certain conditions. The code of ethics also addresses the fiduciary duties expected of the persons subject to the code of ethics, including confidentiality obligations, gift and corporate opportunity policies and restrictions on outside business activities.

The Investment Manager serves as an investment adviser solely to the Registrant. The Registrant imposes minimum investment limits upon investors in the Registrant that can be waived in certain circumstances. Generally, the minimum investment permitted in the Registrant is $10 million.

Allocation of Limited Investment Opportunities

The Investment Manager and the related companies will agree on the allocation of investment opportunities, prior to the placement of any order or batch or block trade, on which Funds will receive portions of the order or trade. In most instances the orders or trades will be allocated in approximate proportion to the size of each of the Funds. The allocation may vary depending upon the different objectives, methodologies, investment strategies and restrictions applicable to each Fund. The allocation may also vary depending upon decisions made by the portfolio manager principally responsible for any particular Fund. For example, a portfolio manager responsible for an investment idea may request a larger allocation of a securities purchase than the proportional size of the particular Fund for which he is principally responsible. Or, a portfolio manager might indicate a lack of interest in a securities purchase initiated by another portfolio manager and may reduce or exclude any allocation of it for the particular Fund for which he is principally responsible. If there are any disagreements concerning any such allocations, and a portfolio manager wants more or less of an allocation than would result from prorating the allocation based on Fund size, and the disagreement cannot be resolved, James G. Dinan and/or Daniel A. Schwartz shall resolve the disagreement with respect to the allocation. Mr. Dinan and Mr. Schwartz, the senior investment professionals, continually monitor and review all of the holdings of all the Funds. In the case of privately placed securities in which the Registrant makes an investment, the Investment Manager will follow the procedures and conditions that are consistent with applicable laws and the rules, regulations and interpretations of such laws.

Investment Committee Compensation

Mr. Dinan and Mr. Schwartz are portfolio managers and partners of York Capital Management.  Both of them receive a base salary of approximately $300,000 per year.  In addition, as partners, they both share in the net profits of the firm.  Jeanne Manischewitz receives a base salary of approximately $200,000 per year and a discretionary bonus.

Beneficial Ownership of the Registrant by the Investment Committee Members

James G. Dinan and Daniel Schwartz each own over $1 million of Common Stock of the Registrant.

ITEM 9.  PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

None.

ITEM 11.  CONTROLS AND PROCEDURES.

(a) The Registrant’s principal executive officer and principal financial officer have evaluated the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) within 90 days of this filing and have concluded that the Registrant’s disclosure controls and procedures were effective, except as noted below, as of that date, in ensuring that information required to be disclosed by the Registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

Registrant’s management concluded that there was a material weakness in the Registrant’s internal control over financial reporting regarding the monitoring of partnership investments held by the Registrant.  Because the Registrant has elected to be a regulated investment company (a “RIC”) under the Internal Revenue Code, the Registrant must derive at least ninety percent of its gross income from dividends, interest payments and gains from the sale or other disposition of securities or foreign currencies (“qualifying income”).  In the event the Registrant does not satisfy the ninety percent gross income test, the

Registrant would be subject to corporate income taxes. Based on a careful analysis of the partnership investments held by the Registrant, it was concluded that the Registrant did satisfy the ninety percent gross income test despite the fact that the Registrant did not sufficiently monitor the tax status of its partnership investments in order to properly classify income in such investments as qualifying income or non-qualifying income.  As a consequence, the completion of the audit of the Registrant’s 2009 financial statements was delayed and the Registrant’s reporting and filings with the Securities and Exchange Commission were not made on a timely basis.

(b) There have been no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the fourth quarter of 2009 that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.  However, subsequent to December 31, 2009, remediation steps have been taken regarding the Registrant’s internal controls over financial reporting to address the material weakness described above. The remediation steps include instructing trading personnel to purchase partnership investments only through a blocker entity.  Additionally, all partnership investments will be reviewed by the Registrant’s Director of Tax, and/or internal or external counsel, as necessary, before a partnership investment can be made by the Registrant.

ITEM 12.  EXHIBITS.

(a)(1) Not applicable.

(a)(2) Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

(a)(3) None

(b) Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

York Enhanced Strategies Fund, LLC

By:	/S/ Jeffrey A. Weber

Name: Jeffrey A. Weber
Title: President

Date: September 14, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/S/ James G. Dinan

Name: James G. Dinan
Title: Chief Executive Officer (principal executive officer)

Date: September 14, 2010

By:	/S/ Adam J. Semler

Name: Adam J. Semler
Title: Chief Financial Officer and Secretary (principal financial officer)

Date: September 14, 2010